Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric E. Marin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to Quarterly Report on Form 10-Q/A of Li3 Energy, Inc. for the period ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of Li3 Energy, Inc.

Date: January 6, 2012	By:	/s/ Eric E. Marin
	Name:	Eric E. Marin
	Title:	Interim Chief Financial Officer

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to Li3 Energy, Inc., and will be retained by Li3 Energy, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.